Exhibit 10.1

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 5 (this “Amendment”), dated as of April 20, 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Everest Consolidator Acquisition Corporation (the “Company”) and Equiniti Trust Company, LLC, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 23, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(j) of the Trust Agreement sets forth the terms that govern the withdrawal of interest from the Trust Account under the circumstances described therein;

WHEREAS, on the date hereof, the Company is filing an amendment to its certificate of incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to allow withdrawal of interest from the Trust Account for Permitted Expenses (as defined in the Charter Amendment).

NOW THEREFORE, IT IS AGREED:

The Trust Agreement is hereby amended as follows:

1. Section 1(j). Section 1(j) of the Trust Agreement is hereby amended and restated to read in full as follows:

(j) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover (i) expenses relating to the administration of the Trust Account and (ii) Permitted Expenses (as defined in the Company’s certificate of incorporation), which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution so long as there is no reduction in the principal amount initially deposited in the Trust Account; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the Chief Executive Officer of the Company setting forth the actual amount payable. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, AS TRUSTEE

By:
Name:
	Title:	Vice President

EVEREST CONSOLIDATOR ACQUISITION CORPORATION

By:
Name:
	Title:	Chief Executive Officer